UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 3, 2024

Date of Report (Date of earliest event reported)

Hiru Corporation

(Exact name of registrant as specified in its charter)

Georgia	001-13226	58-1861457
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

20 Bay Street 11th Floor, Toronto, M5J 2N8

(Address of Principal Executive Offices) (Zip Code)

(954) 228-1053

(Registrant’s telephone number, including area code)

500 South Australian Ave #600 West Palm Beach, FL

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	HIRU	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Changes in Control of Registrant.

Holding company with interests in mining in Australia and other mining projects.

Hiru Corporation (HIRU) is engaged in an active partnership mining concession arrangement with concession rights for the Balfour Project in Western Tasmania. Hiru has exclusive rights to explore, develop, and exploit the mineral resources, with an estimated in-situ value of Au$191.5 million to Au$446.7 million.

The agreement is governed by Tasmanian laws and aims to balance resource extraction with environmental sustainability and community well-being.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The new independent advisor has been appointed on August 28, 2024 - Geoffrey Summers.

Mr Geoffrey Summers, Australian by birth, has operated as a business entrepreneur since leaving college in 1982, as well as taking on many rolls in a diverse range of businesses. He has owned and operated hotels, an IT business, medical clinic and been involved in Agriculture, Construction & Education businesses. He first worked in mining over 30 years ago in Tasmania and WA as an operator. After the GFC he saw the opportunity to heavily invest in the mining industry becoming a major shareholder, CEO and Chair of a series of Tasmanian based mining enterprises, controlling more than 2000 square kilometers of mineral tenements, including;

1. The Rogetta Iron ore project (biggest new mining project in Tasmania for 50 years.) He developed this project and sold out in 2020.

2. The Avebury Nickel project, selling out in 2020.

3. The Balfour Copper Field (over 760 square kilometres of copper, gold, silver, cobalt, tin, tungsten deposits,) with current Ni43-101, JORC, ITAR, VALMIN reports, owned by D&B Mining as subsidiary of Zebs Minerals Pty Ltd.

4. Moina Gold Pty Ltd (including Mount Charter & other tenements & 3 JORC resources.)

Currently Geoffrey remains the CEO / Sole director of Moina Gold Pty Ltd and Zebs Minerals Pty Ltd.

He has an interest in Avebury Nickel Mine having the rights to about 30 million shares also supplying IP, IT, Geological services and Heavy Equipment to this project.

Geoffrey also has investments in a hotel, commercial & residential property & equities.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Board Resolution redacted

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Hiru Corporation

By	/s/ Khalid Nasser
Name: Khalid Nasser Title: Chief Executive Officer

Date: September 5, 2024.

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